                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2341

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       101 California Street, Suite 4500
                            San Francisco, CA 94111
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS
Montgomery Street Income Securities, Inc.

Semiannual Report to Stockholders

June 30, 2005

Portfolio Management Review

The investments of Montgomery Street Income Securities, Inc. (the "fund") provided a total return based on net asset value (NAV) of 2.73% for the six-month period ended June 30, 2005.1 The return of the fund's NYSE-traded shares was 0.59% for the same period. The total NAV return of the fund slightly outperformed the return of the unmanaged Lehman Brothers Aggregate Bond Index, which posted a total return of 2.51% for the six-month period.2 Past results are not necessarily indicative of the future performance of the fund. Investment return and principal value will fluctuate.

1 Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the fund's share traded during the period.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

The fund paid a quarterly dividend of $0.29 on July 29, 2005. The fund's market price stood at $18.17 as of June 30, 2005, compared with $18.36 on December 31, 2004. The market price discount of the shares, as a percentage of NAV, was 8.37% on June 30, 2005. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

In the following interview, Portfolio Manager Gary Bartlett discusses the market environment and strategy in managing the fund during the six-month period ended June 30, 2005.

Q:  How did the bond market perform during the period?

A:  The conundrum of falling long-term rates in the face of the tightening policy of the US Federal Reserve Board (the "Fed") persisted during the second quarter of 2005. The result was a further flattening of the yield curve. The yield on the 10-year Treasury note, after initially rising (peaking at 4.64% on March 22), ended the period at 3.92% (down 31 basis points — or 31 hundredths of a percentage point — for the full period). In contrast, the yield on the two-year Treasury note continued its steady climb, ending the period up 57 basis points to 3.64%. The falling prices of short-term bonds was not surprising given that the Fed increased the federal funds rate a full percentage point in four quarter-point moves during the period, bringing the benchmark rate to 3.25% on June 30, 2005.

Despite a rebound late in the period, both investment- grade and high-yield corporate bonds significantly underperformed Treasuries. Corporates came under pressure in March and April due to 1) concerns that the Fed would begin to tighten more aggressively, 2) an increase in shareholder-friendly activity by issuers (mergers and acquisitions, special dividends, etc.) and 3) contagion related to the dramatic underperformance of bonds issued by Ford Motor Corp. and General Motors Corp. The tone in the corporate market quickly improved, however, as a result of its continued strong fundamentals, an orderly transition of Ford and GM from the investment-grade to the high-yield market and the fact that the Fed tightening remained measured. Low volatility and strong demand, particularly from abroad, helped mortgage-backed and asset-backed securities outperform similar-duration Treasuries.

Q:  What factors helped and hurt fund performance, and how is the fund positioned?

A:  Security and sector selection in the corporate market had the largest positive impact on returns. Our bottom-up security analysis resulted in overweights in the utility and finance sectors, which helped performance. The fund's defensive posture in the auto sector was of particular note, as that sector dramatically underperformed for the period. The portfolio was underweight in the underperforming issues of Ford and GM early in the reporting period. Performance was later boosted by the fact that we elected to maintain some exposure to these credits — primarily through short-dated paper — when they performed well later in the period. On the negative side, we were somewhat early in adding exposure to the corporate sector when prices fell and yield spreads widened early in the second quarter, and this detracted from returns.

The fund's mortgage-backed holdings continue to emphasize securities with prepayment characteristics more stable than the overall market. With interest rates rallying sharply during the second quarter — an event that typically results in rising prepayments — this strategy proved beneficial as the portfolio's holdings outperformed on balance. The low volatility environment created opportunities in high-quality structured mortgage-backed securities (i.e., collateralized mortgage obligations, or CMOs) in recent quarters, and we therefore increased exposure to that part of the market.

Commercial mortgage-backed securities (CMBS) also helped performance as this was the best performing sector relative to Treasuries during the period. The sector had a record amount of new supply come to the market recently, and we added to the fund's overweight position as this supply created value in certain CMBS issues.

The fund benefited from its position in asset-backed securities. Strong demand for high-quality, shorter-maturity, dollar-denominated assets supported yield spreads at their historically narrow levels in relation to Treasuries. We pared the portfolio's holdings in this area on strength early in the period but added back to the overweight in the second quarter, which was a positive for performance.

The portfolio's allocation to the high-yield sector detracted from returns. However, our decision to reduce exposure on strength prior to the sell-off in the first quarter, meaning that we had a lower weighting coming into the second quarter, proved beneficial given that the sector underperformed. With below investment-grade bonds continuing to perform well into July, we are opportunistically reducing exposure as the risk/return outlook has become somewhat less favorable in our view.

The fund continued to be managed with leverage. Leverage is created primarily through mortgage "dollar roll" transactions, whereby mortgage pass-through securities are sold for current delivery (at the prevailing market price), and corresponding purchases are simultaneously made at a somewhat lower price for future settlement. The sale proceeds are then invested in additional securities for the portfolio. The fund's use of leverage added modestly to performance during the perod.

US Treasury Bond Yield Curve (as of 12/31/04 and 6/30/05)

Source: Bloomberg as of 6/30/05

Performance is historical and does not guarantee future results.

Quality Distribution

[] [] [] [] [] [] [] [] []	AAA AA A BBB BB B Treasuries Agencies Not Rated	20% 1% 10% 15% 8% 10% 4% 31% 1%

As of June 30, 2005

Quality distribution is subject to change.

Percentages are based on total market value of the investment portfolio.

The quality ratings represent the lower of Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and not absolute standards of quality. The fund's credit quality does not remove market risk.

Q:  What are your general thoughts on the state of the bond market?

A:  Market psychology has shifted from resisting the low interest rate environment to searching for a rationale for its continued existence. The current environment — characterized by low rates, a flat yield curve and tight spreads — is quite a challenging one.

We believe the steadfast application of a disciplined duration-neutral strategy, while focusing on the exploitation of price dislocations at the security level, has been the basis of our consistent long-term performance. Shifting tides of economic growth, inflation, monetary and fiscal policy, relative currency valuations, supply and demand in various market sectors, etc., create tactical opportunities at the security level in all market environments, whether volatile or sanguine. We believe this will continue to be the case as the tides shift in upcoming quarters.

Sector Distribution

[] [] [] [] []	Corporate Bonds US Government Agency Sponsored Pass-Throughs US Government Backed Asset Backed Collateralized Mortgage Obligations	39% 22% 3% 12% 9%	[] [] []	Municipal Investments Foreign Bonds — US$ Denominated Repurchase Agreements	7% 7% 1%

As of June 30, 2005

Sector distribution is subject to change.

Percentages are based on total market value of the investment portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Other Information

Dividend Paid

The fund paid a dividend of $0.29 per share on April 29, 2005 and a dividend of $0.29 on July 29, 2005. Investment income earned by the fund has been reduced over time due to several factors, not the least of which is the overall impact of the current prolonged lower interest rate environment. Additionally, the further flattening of the yield curve during the first half of the year has reduced the income realized from mortgage-backed securities dollar rolls, particularly during the latest quarter. The decision to maintain a higher quality portfolio in light of narrow credit spreads has also acted to reduce current income in the short term in order to help protect principal.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 12,000 shares repurchased during the first quarter of 2005 and 12,000 shares repurchased during the second quarter. Up to 12,000 shares may be repurchased during the third quarter of 2005.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 39 of this report.

Investment Portfolio

Following the fund's first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on our Web site — www.montgomerystreetincome.com — or on the SEC's Web site — www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the fund voted any proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.montgomerystreetincome.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov.

Reports to Stockholders

To reduce costs, the fund is no longer producing first and third quarter reports to stockholders. Those stockholders who wish to view the fund's complete portfolio holdings listing for the first and third quarters may view the Form N-Q, as described above in the "Investment Portfolio" section of this report. The fund's annual and semiannual reports to stockholders will continue to be mailed to stockholders, and are also available on our Web site — www.montgomerystreetincome.com.

Net Asset Value

The fund's NAV is available daily on our Web site — www.montgomerystreetincome.com. The fund's NAV is published weekly on Monday and the fund's market value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Change in Independent Registered Public Accounting Firm

At a meeting held on April 8, 2005, based on Audit Committee recommendations and approvals, the full Board of Directors unanimously voted to dismiss E&Y and to approve PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 2005 to examine the Fund's books and accounts and to certify the Fund's financial statements.

Investment Objectives and Policies

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

1 The fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy. The Fund invests in mortgage dollar rolls which is treated as a borrowing for reporting purposes.

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities), including US dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in other US or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the fund's total assets.

The fund may lend its portfolio securities to the extent permitted under the 1940 Act, as it may be amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

It is the intention of the fund to invest exclusively in non-voting securities. Under normal circumstances, the fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the fund does come into possession of any voting securities, the fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 45.8%
Consumer Discretionary 5.4%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (d)	145,000	141,013
Adesa, Inc., 7.625%, 6/15/2012	100,000	101,500
Auburn Hills Trust, 12.375%, 5/1/2020	103,000	155,945
AutoNation, Inc., 9.0%, 8/1/2008	145,000	158,413
Aztar Corp., 7.875%, 6/15/2014 (d)	260,000	274,950
Cablevision Systems New York Group, Series B, 7.89%*, 4/1/2009	135,000	135,338
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	115,000	128,369
9.375%, 2/15/2007	135,000	145,125
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	1,326,000	1,502,858
Cooper Standard Automotive, Inc., 8.375%, 12/15/2014 (d)	200,000	158,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	105,000	105,262
7.875%, 12/15/2007	270,000	278,775
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	365,000	366,410
Dex Media East LLC/Financial, 12.125%, 11/15/2012	596,000	713,710
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (d)	110,000	99,000
EchoStar DBS Corp., 6.625%, 10/1/2014	115,000	113,563
Foot Locker, Inc., 8.5%, 1/15/2022	155,000	170,112
Ford Motor Co., 7.45%, 7/16/2031	20,000	16,696
Gregg Appliances, Inc., 144A, 9.0%, 2/1/2013	105,000	98,438
ITT Corp., 7.375%, 11/15/2015	160,000	178,000
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	340,000	366,775
Liberty Media Corp.:
5.7%, 5/15/2013 (d)	245,000	227,875
7.875%, 7/15/2009	10,000	10,672
8.5%, 7/15/2029	10,000	10,103
Mandalay Resort Group, 6.5%, 7/31/2009 (d)	105,000	107,363
Mediacom LLC, 9.5%, 1/15/2013 (d)	190,000	189,525
MGM MIRAGE:
6.0%, 10/1/2009	200,000	201,000
8.375%, 2/1/2011 (d)	320,000	348,800
9.75%, 6/1/2007	155,000	167,981
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	75,000	81,375
NCL Corp., 144A, 11.625%, 7/15/2014	160,000	168,400
Petro Stopping Centers, 9.0%, 2/15/2012	260,000	261,300
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	195,000	189,150
PRIMEDIA, Inc.:
8.638%*, 5/15/2010	240,000	250,800
8.875%, 5/15/2011	245,000	256,637
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	230,000	261,912
Restaurant Co., 11.25%, 5/15/2008	170,826	170,826
Schuler Homes, Inc., 10.5%, 7/15/2011	350,000	385,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	375,000	384,375
8.75%, 12/15/2011	195,000	204,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	145,000	146,450
TCI Communications, Inc., 8.75%, 8/1/2015	35,000	44,897
Tele-Communications, Inc., 10.125%, 4/15/2022	191,000	280,142
Toys "R" Us, Inc., 7.375%, 10/15/2018	145,000	117,450
TRW Automotive, Inc., 11.0%, 2/15/2013 (d)	345,000	396,750
United Auto Group, Inc., 9.625%, 3/15/2012	250,000	266,875
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	110,000	116,600
Williams Scotsman, Inc., 9.875%, 6/1/2007	340,000	341,700
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	200,000	194,500
		11,192,335
Consumer Staples 0.4%
Agrilink Foods, Inc., 11.875%, 11/1/2008	75,000	77,531
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	175,000	180,250
GNC Corp., 144A, 8.625%, 1/15/2011	35,000	32,375
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (d)	110,000	98,450
Swift & Co.:
10.125%, 10/1/2009	165,000	179,850
12.5%, 1/1/2010	60,000	66,975
Viskase Co., Inc., 11.5%, 6/15/2011	190,000	205,200
		840,631
Energy 4.2%
Chesapeake Energy Corp., 6.875%, 1/15/2016	75,000	78,188
CITGO Petroleum Corp., 6.0%, 10/15/2011	255,000	254,362
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	255,000	281,775
Edison Mission Energy, 7.73%, 6/15/2009	545,000	574,294
El Paso Production Holding Corp., 7.75%, 6/1/2013	175,000	186,812
Enterprise Products Operating LP, 6.375%, 2/1/2013 (d)	2,000,000	2,167,142
FirstEnergy Corp., Series C, 7.375%, 11/15/2031	2,000,000	2,444,756
National Fuel Gas Co., 6.7%, 11/21/2011	1,000,000	1,101,562
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	255,000	252,450
Southern Natural Gas, 8.875%, 3/15/2010	170,000	186,478
Stone Energy Corp.:
6.75%, 12/15/2014	90,000	87,525
8.25%, 12/15/2011	290,000	303,775
Whiting Petroleum Corp.:
7.25%, 5/1/2012	80,000	82,000
7.25%, 5/1/2013	15,000	15,300
Williams Companies, Inc.:
8.125%, 3/15/2012	345,000	391,575
8.75%, 3/15/2032	155,000	186,194
		8,594,188
Financials 11.2%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	1,500,000	1,737,570
American General Finance Corp.:
2.75%, 6/15/2008 (d)	1,775,000	1,695,888
Series H, 4.0%, 3/15/2011	1,150,000	1,110,438
AmeriCredit Corp., 9.25%, 5/1/2009	365,000	388,725
Bank One Corp., 10.0%, 8/15/2010	827,000	1,026,477
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	125,000	129,375
Citizens Property Insurance Corp., Series 1999A, 144A, 7.125%, 2/25/2019	2,000,000	2,415,734
Downey Financial Corp., 6.5%, 7/1/2014	1,100,000	1,175,537
Duke Capital LLC, 4.302%, 5/18/2006	800,000	801,664
E*TRADE Financial Corp., 8.0%, 6/15/2011	205,000	215,762
Ford Motor Credit Co.:
5.8%, 1/12/2009	296,000	280,991
6.875%, 2/1/2006	2,272,000	2,294,709
7.25%, 10/25/2011	290,000	279,058
FPL Group Capital, Inc., 4.086%, 2/16/2007	785,000	784,758
General Motors Acceptance Corp.:
4.13%*, 3/20/2007	245,000	237,610
6.125%, 8/28/2007 (d)	80,000	79,178
6.75%, 12/1/2014 (d)	140,000	125,254
6.875%, 9/15/2011 (d)	95,000	87,693
8.0%, 11/1/2031	850,000	758,492
H&E Equipment/Finance, 11.125%, 6/15/2012	200,000	220,500
HSBC Finance Corp.:
4.125%, 3/11/2008	135,000	134,690
4.126%, 12/15/2008 (d)	160,000	158,973
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	250,000	256,604
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015 (d)	244,000	249,840
NiSource Finance Corp., 7.875%, 11/15/2010	1,500,000	1,723,605
North Front Pass-Through Trust, 144A, 5.81%, 12/15/2024	250,000	257,606
OMX Timber Finance Investments LLC, 144A, 5.54%, 1/29/2020	1,000,000	1,038,210
PNC Funding Corp., 6.875%, 7/15/2007	1,109,000	1,166,776
Poster Financial Group, Inc., 8.75%, 12/1/2011	185,000	188,237
PXRE Capital Trust I, 8.85%, 2/1/2027	180,000	186,646
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	170,000	197,625
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	160,000	131,200
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	536,000	535,551
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	200,000	162,000
Triad Acquisition, 144A, 11.125%, 5/1/2013	110,000	111,375
UGS Corp., 10.0%, 6/1/2012	240,000	266,400
Universal City Development, 11.75%, 4/1/2010	285,000	327,037
		22,937,788
Health Care 0.8%
Cinacalcet Royalty Subordinated LLC, 144A, 8.0%, 3/30/2017	120,000	121,200
Health Care Service Corp., 144A, 7.75%, 6/15/2011	759,000	881,254
HEALTHSOUTH Corp., 10.75%, 10/1/2008	195,000	202,800
Tenet Healthcare Corp.:
6.375%, 12/1/2011	60,000	57,150
144A, 9.25%, 2/1/2015	395,000	409,812
		1,672,216
Industrials 3.6%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (d)	208,000	194,480
Series B, 9.25%, 9/1/2012	235,000	253,800
Avondale Mills, Inc., 144A, 10.093%*, 7/1/2012	150,000	141,000
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	428,073	458,806
Bear Creek Corp., 144A, 8.33%*, 3/1/2012	100,000	97,000
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	175,000	187,687
8.625%, 5/15/2011	140,000	148,400
Browning-Ferris Industries:
7.4%, 9/15/2035	230,000	197,800
9.25%, 5/1/2021	105,000	106,312
Cenveo Corp., 7.875%, 12/1/2013	210,000	199,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	245,000	253,575
Columbus McKinnon Corp., 10.0%, 8/1/2010	150,000	162,750
Compression Polymers Corp.:
144A, 10.46%*, 7/1/2012	80,000	80,000
144A, 10.5%, 7/1/2013	95,000	95,000
D.R. Horton, Inc.:
5.472%, 6/15/2012	810,000	805,545
5.625%, 9/15/2014 (d)	221,000	220,682
Dana Corp., 7.0%, 3/1/2029	225,000	196,561
Erico International Corp., 8.875%, 3/1/2012	125,000	126,875
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	335,000	365,150
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015 (d)	420,000	414,750
8.875%, 4/1/2012	195,000	211,087
Kansas City Southern:
7.5%, 6/15/2009	125,000	129,062
9.5%, 10/1/2008	375,000	408,750
Laidlaw International, Inc., 10.75%, 6/15/2011	195,000	228,478
Millennium America, Inc., 9.25%, 6/15/2008	350,000	378,875
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	120,000	101,400
Ship Finance International Ltd., 8.5%, 12/15/2013	290,000	275,863
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	135,000	125,550
10.375%, 7/1/2012	300,000	313,500
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	150,000	169,875
United Rentals North America, Inc., 7.0%, 2/15/2014 (d)	285,000	271,463
Xerox Capital Trust I, 8.0%, 2/1/2027	140,000	144,900
		7,464,476
Information Technology 0.7%
Activant Solutions, Inc.:
144A, 8.904%*, 4/1/2010	75,000	77,625
10.5%, 6/15/2011	175,000	189,875
Lucent Technologies, Inc.:
6.45%, 3/15/2029	340,000	304,300
7.25%, 7/15/2006 (d)	115,000	117,587
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013 (d)	420,000	401,100
10.375%, 1/15/2010	267,000	296,370
		1,386,857
Materials 4.3%
ARCO Chemical Co., 9.8%, 2/1/2020	560,000	627,200
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	100,000	100,750
Constar International, Inc., 144A, 6.643%*, 2/15/2012	95,000	90,725
Dayton Superior Corp., 10.75%, 9/15/2008	165,000	171,600
GEO Specialty Chemicals, Inc., 11.62%, 12/31/2009	186,000	197,160
Georgia-Pacific Corp.:
7.75%, 11/15/2029	316,000	355,105
8.0%, 1/15/2024	335,000	385,250
8.875%, 5/15/2031	496,000	613,800
9.375%, 2/1/2013	270,000	305,437
Hercules, Inc., 6.75%, 10/15/2029	175,000	169,750
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	240,000	271,200
Huntsman LLC, 11.625%, 10/15/2010 (d)	286,000	334,977
IMC Global, Inc.:
7.375%, 8/1/2018	100,000	100,000
10.875%, 8/1/2013 (d)	199,000	233,327
Lubrizol Corp., 5.5%, 10/1/2014	1,670,000	1,722,298
Newmont Mining Corp., 5.875%, 4/1/2035 (d)	395,000	402,510
Omnova Solutions, Inc., 11.25%, 6/1/2010	315,000	330,750
Oregon Steel Mills, Inc., 10.0%, 7/15/2009 (d)	125,000	134,688
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	75,000	83,813
Sheffield Steel Corp., 11.375%, 8/15/2011	115,000	111,550
Texas Industries, Inc., 10.25%, 6/15/2011	285,000	330,244
TriMas Corp., 9.875%, 6/15/2012	340,000	285,600
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	140,000	114,800
Union Camp Corp., 7.0%, 8/15/2006	1,000,000	1,025,363
United States Steel Corp., 9.75%, 5/15/2010 (d)	267,000	288,360
		8,786,257
Telecommunication Services 2.0%
AirGate PCS, Inc., 6.891%*, 10/15/2011	40,000	40,900
Anixter International, Inc., 5.95%, 3/1/2015	89,000	88,194
AT&T Corp.:
9.05%, 11/15/2011	233,000	268,533
9.75%, 11/15/2031	245,000	318,806
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	542,000	572,956
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (d)	50,000	52,500
8.375%, 1/15/2014 (d)	460,000	471,500
144A, 8.375%, 1/15/2014	25,000	25,625
Insight Midwest LP, 9.75%, 10/1/2009	105,000	108,806
LCI International, Inc., 7.25%, 6/15/2007	225,000	218,250
MCI, Inc., 8.735%, 5/1/2014	260,000	291,525
Nextel Communications, Inc.:
5.95%, 3/15/2014	240,000	249,300
7.375%, 8/1/2015	425,000	459,000
Nextel Partners, Inc., 8.125%, 7/1/2011 (d)	160,000	173,600
Northern Telecom Capital, 7.875%, 6/15/2026	150,000	150,000
Qwest Corp.:
144A, 6.671%*, 6/15/2013	65,000	66,544
7.25%, 9/15/2025	490,000	458,150
SBC Communications, Inc., 6.15%, 9/15/2034	173,000	187,400
		4,201,589
Utilities 13.2%
AES Corp., 144A, 8.75%, 5/15/2013	300,000	335,250
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (d)	430,000	481,600
Series A, 144A, 10.25%, 11/15/2007	135,000	148,500
Series B, 144A, 10.25%, 11/15/2007	125,000	137,969
Ameren Corp., 4.263%, 5/15/2007	2,000,000	2,001,680
Appalachian Power Co., 6.8%, 3/1/2006	1,000,000	1,017,560
CC Funding Trust I, 6.9%, 2/16/2007	749,000	780,149
CMS Energy Corp.:
8.5%, 4/15/2011	250,000	278,750
9.875%, 10/15/2007	345,000	376,050
Consolidated Edison, Inc., 8.125%, 5/1/2010 (d)	1,115,000	1,305,531
DPL, Inc., 6.875%, 9/1/2011	220,000	237,600
DTE Energy Co., Series A, 6.65%, 4/15/2009	1,275,000	1,372,660
Duke Energy Corp., Series D, 7.375%, 3/1/2010	1,500,000	1,677,633
Kansas City Power & Light Co., 7.125%, 12/15/2005	1,300,000	1,319,309
New York State Gas & Electric, 4.375%, 11/15/2007	1,240,000	1,241,592
NorthWestern Corp., 144A, 5.875%, 11/1/2014	125,000	128,125
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	425,000	448,375
Progress Energy, Inc., 6.75%, 3/1/2006	2,050,000	2,084,959
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	230,000	250,700
10.0%, 10/1/2009	340,000	381,650
PSI Energy, Inc.:
8.57%, 12/27/2011	1,250,000	1,529,937
8.85%, 1/15/2022	1,225,000	1,713,464
Puget Energy, Inc., 7.02%, 12/1/2027	1,000,000	1,246,224
Rochester Gas & Electric, 6.375%, 9/1/2033	1,600,000	1,910,638
Tenaska Alabama Partners LP, 144A, 7.0%, 6/30/2021	100,000	101,250
TXU Energy Co., 7.0%, 3/15/2013	1,740,000	1,940,504
Westar Energy, Inc., 5.95%, 1/1/2035	535,000	548,642
Xcel Energy, Inc., 7.0%, 12/1/2010	2,000,000	2,224,978
		27,221,279
Total Corporate Bonds (Cost $92,066,541)		94,297,616
Foreign Bonds — US$ Denominated 10.7%
Consumer Discretionary 0.5%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	259,000	290,080
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	255,000	276,675
Shaw Communications, Inc., 8.25%, 4/11/2010	355,000	394,050
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	110,000	106,700
		1,067,505
Consumer Staples 0.2%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	205,000	226,013
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	100,000	103,500
		329,513
Energy 0.7%
Luscar Coal Ltd., 9.75%, 10/15/2011	235,000	258,500
OAO Gazprom, 144A, 9.625%, 3/1/2013	290,000	355,612
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	585,000	655,200
Secunda International Ltd., 11.141%*, 9/1/2012	120,000	117,000
		1,386,312
Financials 3.5%
Barclays Bank PLC, 1.0%, 12/15/2049	730,000	745,768
BNP Paribas SA, 144A, 5.186%, 6/29/2049	690,000	697,602
Conproca SA de CV, 12.0%, 6/16/2010	125,000	154,375
Eircom Funding, 8.25%, 8/15/2013	195,000	211,575
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2049	1,405,000	1,536,368
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	205,000	209,661
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	1,200,000	1,429,123
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	2,000,000	2,184,824
		7,169,296
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	205,000	209,613
Industrials 1.5%
CP Ships Ltd., 10.375%, 7/15/2012	225,000	252,000
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	220,000	228,800
10.25%, 6/15/2007	350,000	374,500
12.5%, 6/15/2012	160,000	187,200
LeGrand SA, 8.5%, 2/15/2025	165,000	199,650
Stena AB, 9.625%, 12/1/2012	130,000	141,700
Tyco International Group SA:
6.375%, 2/15/2006	1,765,000	1,788,608
6.75%, 2/15/2011	28,000	31,083
		3,203,541
Materials 0.9%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	140,000	158,200
Cascades, Inc.:
7.25%, 2/15/2013	235,000	229,713
144A, 7.25%, 2/15/2013	10,000	9,775
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	225,000	256,346
Crown Euro Holdings SA, 10.875%, 3/1/2013	135,000	158,625
ISPAT Inland ULC, 9.75%, 4/1/2014	248,000	288,920
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,925
Tembec Industries, Inc.:
8.5%, 2/1/2011 (d)	535,000	413,287
8.625%, 6/30/2009 (d)	300,000	244,500
		1,770,291
Sovereign Bonds 0.1%
Federative Republic of Brazil, 8.875%, 10/14/2019	65,000	68,900
Republic of Turkey, 7.25%, 3/15/2015 (d)	60,000	61,800
Republic of Venezuela, 10.75%, 9/19/2013	30,000	35,115
		165,815
Telecommunication Services 2.3%
America Movil SA de CV, 5.75%, 1/15/2015	1,500,000	1,523,044
Axtel SA, 11.0%, 12/15/2013	135,000	147,150
British Telecommunications PLC, 8.625%, 12/15/2030	840,000	1,185,789
Embratel, Series B, 11.0%, 12/15/2008	91,000	103,513
Intelsat Bermuda Ltd., 144A, 7.805%*, 1/15/2012	140,000	142,450
Millicom International Cellular SA, 10.0%, 12/1/2013	250,000	248,750
Mobifon Holdings BV, 12.5%, 7/31/2010	171,000	207,338
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	90,000	93,375
Nortel Networks Ltd., 6.125%, 2/15/2006	470,000	472,937
Telecom Italia Capital:
144A, 4.0%, 1/15/2010	360,000	349,802
5.25%, 11/15/2013	330,000	335,018
		4,809,166
Utilities 0.9%
PacifiCorp. Australia LLC, 144A, 6.15%, 1/15/2008	1,000,000	1,047,048
Scottish Power PLC, 5.81%, 3/15/2025	785,000	810,237
		1,857,285
Total Foreign Bonds — US$ Denominated (Cost $21,692,407)		21,968,337

Asset Backed 10.3%
Automobile Receivables 1.1%
Drive Auto Receivables Trust, "A4", Series 2002-1, 144A, 4.09%, 1/15/2008	775,000	775,865
Household Automotive Trust, "A2", Series 2004-1, 2.52%, 12/17/2007	462,414	460,964
MMCA Automobile Trust, "A4", Series 2002-2, 4.3%, 3/15/2010	1,018,097	1,017,581
		2,254,410
Credit Card Receivables 2.9%
Bank One Issuance Trust, "A1", Series 2002-A1, 3.33%*, 1/15/2010	5,000,000	5,009,851
Discover Card Master Trust I, "A", Series 2002-2, 5.15%, 10/15/2009	910,000	928,835
		5,938,686
Home Equity Loans 6.1%
Countrywide Home Equity Loan Trust:
"1A", Series 2004-S, 3.46%*, 2/15/2030	4,320,420	4,325,093
"2A", Series 2004-L, 3.5%*, 2/15/2034	2,036,208	2,039,562
"2A", Series 2004-K, 3.52%*, 2/15/2034	1,590,465	1,593,548
Park Place Securities NIM Trust, "A", Series 2004-MCW1, 144A, 4.458%, 9/25/2034	375,030	375,030
Residential Asset Mortgage Products, Inc.:
"AI2", Series 2004-RS7, 4.0%, 9/25/2025	800,000	797,156
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	750,000	747,978
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,080,086	1,103,831
Sail Net Interest Margin Notes, "A", Series 2004-4A, 144A, 5.0%, 4/27/2034	612,384	612,447
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	903,554	901,502
		12,496,147
Industrials 0.2%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	415,000	436,601
Total Asset Backed (Cost $21,222,734)		21,125,844
US Government Backed 4.5%
US Treasury Bond, 6.0%, 2/15/2026 (d)	299,000	368,401
US Treasury Note:
3.0%, 12/31/2006 (d)	442,000	437,942
3.375%, 2/15/2008 (d)	312,000	309,733
3.625%, 7/15/2009	1,304,000	1,299,671
3.875%, 5/15/2010 (d)	778,000	782,437
4.75%, 5/15/2014 (d)	645,000	684,406
5.0%, 8/15/2011 (d)	161,000	171,648
7.0%, 7/15/2006	5,027,000	5,201,175
Total US Government Backed (Cost $9,666,591)		9,255,413

US Government Agency Sponsored Pass-Throughs 22.6%
Federal National Mortgage Association:
4.5% with various maturities from 6/1/2018 until 6/1/2033 (h)	18,000,000	17,758,116
5.0%, 2/1/2018 (h)	13,000,000	13,142,194
6.0% with various maturities from 1/1/2023 until 7/1/2032 (h)	13,804,301	14,153,655
6.5% with various maturities from 5/1/2017 until 11/1/2024	946,269	985,116
9.0%, 5/1/2009	397,959	418,744
Total US Government Agency Sponsored Pass-Throughs (Cost $46,370,262)		46,457,825

US Government Sponsored Agencies 2.6%
Federal Home Loan Mortgage Corp., 5.5%, 7/15/2006 (Cost $5,346,705)	5,236,000	5,326,724

Commercial and Non-Agency Mortgage-Backed Securities 3.0%
Chase Commercial Mortgage Securities Corp., "B", Series 1996-1, 7.6%, 7/18/2028	790,000	801,375
Countrywide Alternative Loan Trust, "1A1", Series 2004-J8, 7.0%, 9/25/2034	848,780	890,192
CS First Boston Mortgage Securities Corp., "A1", Series 1999-C1, 6.91%, 9/15/2041	426,098	433,930
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	559,094	583,972
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	239,594	250,188
GS Mortgage Securities Corp. II, "A2A", Series 2003-C1, 3.59%, 1/10/2040	689,000	681,861
Master Alternative Loans Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	564,731	580,085
"8A1", Series 2004-3, 7.0%, 4/25/2034	232,419	237,776
Mortgage Capital Funding, Inc.:
"A3", Series 1997-MC1, 7.288%, 7/20/2027	533,016	550,623
"C", Series 1996-MC1, 7.8%, 6/15/2028	775,000	790,649
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	262,892	267,755
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $6,139,011)		6,068,406

Collateralized Mortgage Obligations 10.3%
Fannie Mae Grantor Trust:
"A2", Series 2002-T19, 7.0%, 7/25/2042	232,149	245,786
"A1", Series 2001-T7, 7.5%, 2/25/2041	698,407	743,645
Fannie Mae Whole Loan:
"A2", Series 2004-W4, 5.0%, 6/25/2034	1,105,000	1,121,160
"A23", Series 2004-W10, 5.0%, 8/25/2034	1,165,000	1,172,530
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,041,704	1,075,436
"2A", Series 2002-W1, 7.5%, 2/25/2042	500,751	532,864
"5A", Series 2004-W2, 7.5%, 3/25/2044	965,588	1,037,590
Federal Home Loan Mortgage Corp.:
"LC", Series 2682, 4.5%, 7/15/2032	410,000	403,891
"BG", Series 2869, 5.0%, 7/15/2033	195,000	196,538
"EG", Series 2836, 5.0%, 12/15/2032	895,000	895,277
"ND", Series 2938, 5.0%, 10/15/2033	1,175,000	1,174,812
"PD", Series 2844, 5.0%, 12/15/2032	1,935,000	1,937,498
"PD", Series 2893, 5.0%, 2/15/2033	680,000	685,414
"PQ", Series 2844, 5.0%, 5/15/2023	1,540,000	1,570,809
"TE", Series 2780, 5.0%, 1/15/2033	1,130,000	1,133,058
"TE", Series 2881, 5.0%, 7/15/2033	870,000	870,068
"XD", Series 2941, 5.0%, 5/15/2033	720,000	720,416
"CH", Series 2390, 5.5%, 12/15/2016	590,000	612,355
"LA", Series 1343, 8.0%, 8/15/2022	355,902	369,952
Federal National Mortgage Association:
"PE", Series 2005-14, 5.0%, 12/25/2033	1,060,000	1,060,293
"PE", Series 2005-44, 5.0%, 7/25/2033	375,000	374,053
"QD", Series 2005-29, 5.0%, 8/25/2033	295,000	294,823
"QC", Series 2002-11, 5.5%, 3/25/2017	855,000	890,126
"QN", Series 2001-51, 6.0%, 10/25/2016	2,015,000	2,094,880
"QX", Series 2001-51, 6.0%, 2/25/2015	55,683	55,608
Total Collateralized Mortgage Obligations (Cost $21,129,521)		21,268,882

Municipal Bonds and Notes 7.4%
Delaware, NJ, Port Authority Revenue, Port District Project, Series A, 7.46%, 1/1/2011 (b)	1,000,000	1,153,650
Fultondale, AL, Core City, General Obligation, 6.4%, 2/1/2022 (b)	1,340,000	1,461,484
Guin, AL, County General Obligation, Series B, 8.25%, 6/1/2027 (b)	1,515,000	1,815,122
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016 First Security Bank (f)	1,000,000	1,041,550
Metropolitan Washington, DC, Apartment Authority System, Series C, 5.39%, 10/1/2015 (b)	1,365,000	1,443,255
Pell City, AL, Core City General Obligation, 5.4%, 8/1/2017 (b)	1,385,000	1,469,111
Reeves County, TX, County General Obligation Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	985,000	1,022,381
Richmond, CA, General Obligation, Limited Pension Obligations, Series A, 7.19%, 8/1/2009 (b)	1,070,000	1,189,134
St. Paul, MN, Sales & Special Tax Revenue, Series A, 6.94%, 11/1/2019 (b)	2,000,000	2,175,660
Texas, Multi-Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,470,000	1,615,574
Washington, Industrial Development Revenue, 4.0%, 10/1/2012 (b)	915,000	899,399
Total Municipal Bonds and Notes (Cost $15,295,302)		15,286,320

Convertible Bond 0.1%
Consumer Discretionary 0.1%
DIMON, Inc., 6.25%, 3/31/2007	240,000	240,000
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	40,000	39,600
Total Convertible Bond (Cost $255,762)		279,600

Loan Participation 0.1%
Citigroup Global (Severstal), 8.625%, 2/24/2009 (Cost $105,315)	104,000	106,974
Government National Mortgage Association 1.3%
Government National Mortgage Association:
6.0%, 7/20/2034	1,110,316	1,143,605
6.5%, 8/20/2034	1,515,761	1,577,626
Total Government National Mortgage Association (Cost $2,735,889)		2,721,231

	Units	Value ($)

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $59,222)	95,000	74,100

	Shares	Value ($)

Securities Lending Collateral 5.5%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $11,192,034)	11,192,034	11,192,034
	Principal Amount ($)	Value ($)

Repurchase Agreements 1.7%
State Street Bank and Trust Co., 2.65%, dated 6/30/2005, to be repurchased at $3,533,260 on 7/1/2005 (g) (Cost $3,533,000)	3,533,000	3,533,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $256,810,296) (a)	125.9	258,962,306
Other Assets and Liabilities, Net	(25.9)	(53,237,620)
Net Assets	100.0	205,724,686

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $258,655,702. At June 30, 2005, net unrealized depreciation for all securities based on tax cost was $306,604. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,079,267 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,772,663.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of total investment portfolio
AMBAC Financial Group	0.6
Financial Guaranty Insurance Company	0.6
Financial Security Assurance Inc.	1.3
MBIA Corporation	2.3
RaDain Asset Assurance	0.7

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $10,982,409, which is 5.3% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) Security incorporates a letter of credit from a major bank.

(g) Repurchase agreement is collateralized by $2,790,000 US Treasury Bond, 6.125%, maturing on 8/15/2029 with a value of $3,609,563.

(h) Mortgage dollar rolls included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $245,618,262) including $10,982,409 of securities loaned	$ 247,770,272
Scudder Daily Assets Fund Institutional (cost $11,192,034)*	11,192,034
Total investments in securities, at value (cost $256,810,296)	258,962,306
Cash	264,314
Receivable for investments sold	1,028,593
Interest receivable	2,920,285
Other assets	4,521
Total assets	263,180,019
Liabilities
Payable for investments purchased	1,771,789
Payable for investments purchased — mortgage dollar rolls	44,206,010
Payable upon return of securities loaned	11,192,034
Deferred mortgage dollar roll income	29,422
Accrued management and investment advisory fee	76,953
Other accrued expenses and payables	179,125
Total liabilities	57,455,333
Net assets, at value	$ 205,724,686
Net Assets
Net assets consist of: Undistributed net investment income	2,326,764
Net unrealized appreciation (depreciation) on investments	2,152,010
Accumulated net realized gain (loss)	(1,373,579)
Paid-in capital	202,619,491
Net assets, at value	$ 205,724,686
Net Asset Value per share ($205,724,686 ÷ 10,376,265 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 19.83

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 5,578,494
Mortgage dollar roll income	469,185
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	15,815
Dividends	1,305
Total Income	6,064,799
Expenses: Management and investment advisory fee	462,632
Services to shareholders	18,979
Custodian fees	15,171
Auditing	27,639
Legal	87,809
Directors' fees and expenses	49,875
Reports to shareholders	65,189
NYSE listing fee	9,688
Other	20,341
Total expenses, before expense reductions	757,323
Expense reductions	(1,380)
Total expenses, after expense reductions	755,943
Net investment income	5,308,856
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investment transactions	968,375
Net unrealized appreciation (depreciation) during the period on investments	(1,139,147)
Net gain (loss) on investment transactions	(170,772)
Net increase (decrease) in net assets resulting from operations	$ 5,138,084

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended June 30, 2005 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 5,932,018
Mortgage dollar roll income	465,454
Payment of operating expenses	(712,363)
Proceeds from sales and maturities of investments	412,054,531
Purchases of investments	(415,629,048)
Net purchases, sales and maturities of short-term investments	2,341,092
Cash provided (used) by operating activities	$ 4,451,684
Cash Flows from Financing Activities:
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ (955,678)
Distributions paid (net of reinvestment of dividends)	(2,801,751)
Cost of shares repurchased	(429,941)
Cash provided (used) by financing activities	(4,187,370)
Increase (decrease) in cash	264,314
Cash at beginning of period	—
Cash at end of period	$ 264,314
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 5,138,084
Net increase (decrease) in cost of investments	(13,626,258)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,139,147
(Increase) decrease in receivable for investments sold	(1,004,266)
(Increase) decrease in interest receivable	(220,546)
(Increase) decrease in payable upon return of securities loaned	11,192,034
Increase (decrease) in payable for investments purchased	1,771,789
Increase (decrease) in deferred mortgage dollar roll income	18,120
Increase (decrease) in other accrued expenses and payables	34,693
(Increase) decrease in other assets	8,887
Cash provided (used) by operating activities	$ 4,451,684

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income	$ 5,308,856	$ 10,740,844
Net realized gain (loss) on investment transactions	968,375	3,224,398
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,139,147)	(1,323,951)
Net increase (decrease) in net assets resulting from operations	5,138,084	12,641,291
Distributions to shareholders from net investment income	(3,009,190)	(12,757,701)
Fund share transactions: Reinvestment of distributions	207,124	899,869
Cost of shares repurchased	(416,329)	(877,655)
Net increase (decrease) in net assets from Fund share transactions	(209,205)	22,214
Increase (decrease) in net assets	1,919,689	(94,196)
Net assets at beginning of period	203,804,997	203,899,193
Net assets at end of period (including undistributed net investment income of $2,326,764 and $27,098, respectively)	$ 205,724,686	$ 203,804,997
Other Information
Shares outstanding at beginning of period	10,388,517	10,383,340
Shares issued to shareholders in reinvestment of distributions	11,748	49,177
Shares repurchased	(24,000)	(44,000)
Net increase (decrease) in Fund shares	(12,252)	5,177
Shares outstanding at end of period	10,376,265	10,388,517

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.62	$ 19.64	$ 19.43	$ 19.00	$ 18.83	$ 18.37
Income (loss) from investment operations: Income[c]	.58	1.18	1.20	1.36	1.45	1.48
Operating expenses[c]	(.07)	(.14)	(.12)	(.14)	(.14)	(.13)
Net investment income[c]	.51	1.04	1.08	1.22	1.31	1.35
Net realized and unrealized gain (loss) on investment transactions	(.01)	.17	.42	.54	.20	.46
Total from investment operations	.50	1.21	1.50	1.76	1.51	1.81
Less distributions from: Net investment income	(.29)	(1.23)	(1.29)	(1.33)	(1.34)	(1.35)
Net asset value, end of period	$ 19.83	$ 19.62	$ 19.64	$ 19.43	$ 19.00	$ 18.83
Per share market value, end of period	$ 18.17	$ 18.36	$ 18.55	$ 19.02	$ 18.53	$ 17.38
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	18.85	19.39	20.45	19.67	19.95	17.38
Low ($)	17.08	16.55	17.50	17.91	17.65	15.06
Total Return
Based on market value (%)[d]	.59**	5.82	4.53	10.12	14.57	21.65
Based on net asset value (%)[d]	2.73**	6.86[f]	8.22	9.71	8.49	11.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	204	204	201	196	193
Ratio of expenses before expense reductions (%)	.75*	.75	.63	.72	.71	.69
Ratio of expenses after expense reductions (%)	.75*	.72	.63	.72	.71	.69
Ratio of net investment income (%)	5.25*	5.26	5.47	6.36	6.78	7.32
Portfolio turnover rate (%)[e]	122*	149	160	259	143	131

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c Based on average shares outstanding during the period.

d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

e The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 344%, 376%, 426%, 520%, 356% and 335%, for the periods ended June 30, 2005, December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, respectively.

f Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Certain risks may arise upon entering into delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $781,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the Fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at June 30, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005, purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) aggregated $111,395,233 and $92,905,122, respectively. Purchases and sales of US Treasury obligations aggregated $39,267,518 and $53,261,695, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $266,738,086 and $266,734,794, respectively.

C. Related Parties

Management and Investment Advisory Agreement. Under the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund agrees to pay the Advisor for the services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million.

The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of 1.50% of the first $30 million of average net assets and 1.00% of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor.

For the six months ended June 30, 2005, the fees pursuant to the Agreement amounted to $462,632, equivalent to an effective annualized rate of 0.46% of the Fund's average monthly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SISC aggregated $12,672, all of which $5,112 was unpaid at June 30, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Fund $842, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2005, the custodian fees were reduced by $538 for custodian credits earned.

E. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended June 30, 2005, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $434,909.

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 800-294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "fund") was held on July 14, 2005 at the office of the fund, 101 California Street, Suite 4500, San Francisco, California. At the meeting, the following matter was voted upon by the stockholders:

1. To elect five Directors of the fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	9,143,818	117,789
Victor L. Hymes	9,132,084	129,523
Wendell G. Van Auken	9,150,498	111,109
James C. Van Horne	9,138,306	123,300
John T. Packard	9,131,133	130,474

The meeting was adjourned without a vote with respect to the following matter:

2. To approve the continuance of the Management and Investment Advisory Agreement between the fund and Deutsche Investment Management Americas Inc.

Directors and Officers

DIRECTORS

RICHARD J. BRADSHAW

Chairman

VICTOR L. HYMES*

JOHN T. PACKARD

WENDELL G. VAN AUKEN

JAMES C. VAN HORNE

OFFICERS

JULIAN F. SLUYTERS

President and Chief Executive Officer

PAUL H. SCHUBERT*

Treasurer and Chief Financial Officer

GARY W. BARTLETT

Vice President

ANDREW P. CESTONE

Vice President

CAROLE COLEMAN*

Secretary

PHILIP GALLO

Chief Compliance Officer

* On July 14, 2005, Victor L. Hymes was elected Director, Paul H. Schubert was elected Treasurer and Carole Coleman was elected Secretary of the fund.

Investment Management Agreement Approval

At a meeting held on April 8, 2005, the Board of Directors of the fund, including the Directors of the fund who were not parties to the Agreement or "interested persons" of any such party as defined in the Investment Company Act of 1940, as amended (the "Independent Directors"), voted to continue the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. (the "Investment Manager") until July 31, 2006 and to recommend that the stockholders of the fund approve its continuance at the Annual Meeting of Stockholders to be held on July 14, 2005 (the "Annual Meeting"). Although approval by stockholders of the continuance of the Agreement is not required by the terms of the Agreement or by applicable law, it has been the fund's custom to submit this matter to the stockholders at the Annual Meeting. The fund may discontinue this practice in the future at its discretion.

At the April 8 meeting, the Board of Directors reviewed, among other information, written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also received a separate written and oral report from Gifford Fong Associates ("GFA"), an independent investment consultant engaged by the Board specializing in quantitative fixed-income investment analysis. In addition, the Board took into account information provided at previous meetings and other knowledge about the Investment Manager the Directors had accumulated over the years.

In approving the continuance of the Agreement, the Board of Directors considered the following factors, among others:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the advisory and administrative services provided and to be provided to the fund by the Investment Manager and its affiliates. The Board considered the terms of the Agreement and the experience and qualifications of the Investment Manager and its personnel in managing fixed-income instruments, including mortgage-related securities, high-yield bonds and private placements. The Board also considered the quality of the administrative services provided to the fund by the Investment Manager, including the experience of the Investment Manager in administering other open- and closed-end funds, the extent and quality of information provided by the Investment Manager to the Board and fund stockholders, the Investment Manager's attention to compliance matters, the Investment Manager's access to and oversight of other fund service providers, the recent increase in the Investment Manager's administrative responsibilities, the absence of material regulatory issues relating to the fund, and the involvement or potential involvement of the Investment Manager in regulatory or other legal proceedings affecting its other funds. Further, the Board considered the Investment Manager's past organizational changes and turnover in its personnel, the outsourcing of the transfer agency and fund accounting services formerly provided to the fund by the Investment Manager and its affiliates, the overall commitment of the Investment Manager to the fund, and the general financial condition, resources and reputation of the Investment Manager and its parent. The Board was generally satisfied with the nature, extent and quality of the advisory and administrative services provided to the fund.

Investment Performance. The Board reviewed the investment performance of the fund over various periods, as compared to the performance of the fund's benchmark index and of other similar funds. The Board also reviewed with GFA the ways in which the investment strategies employed by the Investment Manager contributed to the fund's investment performance. The performance data showed that the fund's returns for 2003 and 2004, representing the two full years in which the current investment team had managed the fund, had exceeded the returns of the Lehman Brothers Aggregate Bond Index, the fund's benchmark index. For 2004, the fund underperformed the average return of the Lipper Corporate Debt Funds BBB-Rated category for closed-end funds. However, it outperformed the average return of the peer category for the three-, five- and 10-year periods. It was noted that the fund's allocation to lower quality bonds contributed to its outperformance in 2004 relative to the benchmark index (which held a lower allocation), as well as to its underperformance in 2004 relative to the peer category (which tended to hold a greater allocation). This more conservative risk profile was expected to reduce volatility of returns over the long term. The Board was generally satisfied with the investment performance of the fund in light of its risk profile.

Costs of Services. The Board examined the costs of the services provided and to be provided to the fund, including comparable expense information concerning other similar funds. The management fee charged by the Investment Manager and the transfer agency fees charged by Scudder Investments Service Company ("SISC"), an affiliate of the Investment Manager, were among the lowest in the fund's Lipper expense group, and the fund's total expense ratio for 2004 was below the median for the group. It was noted that the Investment Manager paid certain administrative expenses of the fund, including those relating to fund accounting. It was also noted that, due to the size of its assets under management, the Investment Manager was able to negotiate lower costs for the fund from the fund's other service providers. The Board reviewed a report prepared by the Investment Manager comparing the services provided and fees charged by the Investment Manager to the fund and to certain non-fund accounts of the Investment Manager employing similar investment strategies. Although the fees charged to the non-fund accounts appeared to be lower than those charged to the fund, it was noted that the non-fund accounts required the Investment Manager to perform significantly fewer administrative services. The Board concluded that the advisory fees and expense ratios of the funds were generally competitive.

Profits Realized by the Investment Manager. The Board considered the profits realized and to be realized by the Investment Manager and its affiliates from their relationship with the fund. A preliminary analysis prepared by the Investment Manager showed that the profitability of the fund to the Investment Manager had declined from 2003 to 2004, principally as a result of increased costs of compliance and administration. The Board acknowledged the inherent limitations of profitability analyses, including their reliance on various allocations and assumptions. The Board recognized that the Investment Manager was entitled to earn a profit for the services it furnishes and concluded, based on the preliminary information provided, that the profit expected to be earned by the Investment Manager was not excessive.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the fund's net assets may increase and whether fee levels reflect these economies of scale for the benefit of fund investors. It was noted that, in 2002, the Board had negotiated an additional breakpoint in the advisory fee at $200 million in assets and that the fund's assets had not risen appreciably above that level since that time. It was also noted that the Investment Manager had shared with the fund a portion of its savings from the outsourcing of the fund accounting services provided to the fund. In its deliberations, the Board recognized the inherent difficulty of drawing meaningful conclusions regarding economies of scale with respect to specific advisors and funds.

Other Benefits to the Investment Manager. The Board recognized that the Investment Manager may have derived other benefits from its relationship with the fund, including the receipt by SISC of transfer agency and related fees from the fund, the purchase by the fund from time to time of portfolio securities underwritten by affiliates of the Investment Manager, the investment of cash collateral from the fund's securities lending program in a money market fund advised and administered by the Investment Manager, the provision by the Investment Manager of other products and services to fund stockholders, the use of the fund as an investment vehicle for other clients of the Investment Manager, and the reputational benefit to the Investment Manager from its association with the fund.

In addition to the foregoing factors, among others, the Board considered the results of the Board's review of alternative investment managers in 2002 and its ability to terminate the Agreement on 60 days' notice. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

Proposed Sale to Aberdeen Asset Management

On July 7, 2005, Deutsche Bank announced the signing of an agreement with Aberdeen Asset Management to sell parts of the UK and Philadelphia-based asset management businesses of Deutsche Asset Management (DeAM). The Investment Manager is part of DeAM, and certain of the fund's portfolio managers (other than the high yield portfolio manager) are part of the Philadelphia-based asset management business being sold. DeAM is expected to recommend to the fund that the Investment Manager continue as the advisor to the fund and that Aberdeen Asset Management be hired as a subadvisor to the fund. This recommendation will be subject to approval by the Board and the stockholders of the fund.

As a result of the DeAM transaction, the fund adjourned its July 14, 2005 Annual Meeting before voting on Item 2 on the meeting agenda, the Approval of the Continuation of the Management and Investment Advisory Agreement between the fund and the Investment Manager. After the fund's Board has had the opportunity to consider DeAM's recommendation and other alternatives, the fund expects either to reconvene the Annual Meeting or to call a special meeting of stockholders to seek approval of the fund's investment management contracts.

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Transfer Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP (Effective April 8, 2005) 125 High Street Boston, MA 02110
Privacy Policy

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company, the Scudder Funds and Montgomery Street Income Securities, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Montgomery Street

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------
January 1 through January 31    12,000     $18,575         n/a         n/a
February 1 through February 28     0         $0            n/a         n/a
March 1 through March 31           0         $0            n/a         n/a
April 1 through April 30         6,000     $17.464         n/a         n/a
May 1 through May 31             6,000     $17.968         n/a         n/a
June 1 through June 30             0         $0            n/a         n/a

--------------------------------------------------------------------------------
Total                           24,000     $18.121         n/a         n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at the annual meeting. Individuals who would be considered Independent Directors, if elected, are selected and nominated solely by the Independent Directors of the Fund (currently, Messrs. Bradshaw, Van Auken and Van Horne and Ms. Johnson).
In light of the fact that 80% of the Board of Directors is composed of
Independent Directors and the remaining Director (Mr. Packard) is not presently affiliated with the Investment Manager, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a
Director. Submissions should be addressed to the Chairman of the Board of
Directors, Montgomery Street Income Securities, Inc., 101 California Street,
Suite 4100, San Francisco, CA 94111.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Montgomery Street Income Securities

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Montgomery Street Income Securities

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 30, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 30, 2005